Exhibit 99.2

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the shares of Common Stock, par value $0.001 per share, of Green Plains Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: April 15, 2025

Ancora Alternatives LLC

By:	/s/ Fredrick DiSanto
Fredrick DiSanto, Chair and CEO of Ancora Holdings Group, LLC, Sole Member
Date:	4/15/2025

Ancora Merlin, LP

By:	/s/ Fredrick DiSanto
Fredrick DiSanto, Chair and CEO of Ancora Holdings Group, LLC, Sole Member of Ancora Alternatives LLC, Investment Advisor and General Partner
Date:	4/15/2025

ANCORA MERLIN INSTITUTIONAL, LP

By:	/s/ Fredrick DiSanto
Fredrick DiSanto, Chair and CEO of Ancora Holdings Group, LLC, Sole Member of Ancora Alternatives LLC, Investment Advisor and General Partner
Date:	4/15/2025

Ancora Catalyst, LP

By:	/s/ Fredrick DiSanto
Fredrick DiSanto, Chair and CEO of Ancora Holdings Group, LLC, Sole Member of Ancora Alternatives LLC, Investment Advisor and General Partner
Date:	4/15/2025

Ancora Catalyst Institutional, LP

By:	/s/ Fredrick DiSanto
Fredrick DiSanto, Chair and CEO of Ancora Holdings Group, LLC, Sole Member of Ancora Alternatives LLC, Investment Advisor and General Partner
Date:	4/15/2025

Ancora Bellator Fund, LP

By:	/s/ Fredrick DiSanto
Fredrick DiSanto, Chair and CEO of Ancora Holdings Group, LLC, Sole Member of Ancora Alternatives LLC, Investment Advisor and General Partner
Date:	4/15/2025

Ancora Impact Fund LP - Series Q

By:	/s/ Fredrick DiSanto
Fredrick DiSanto, Chair and CEO of Ancora Holdings Group, LLC, Sole Member of Ancora Alternatives LLC, Investment Advisor and General Partner
Date:	4/15/2025

Ancora Impact Fund LP - Series S

By:	/s/ Fredrick DiSanto
Fredrick DiSanto, Chair and CEO of Ancora Holdings Group, LLC, Sole Member of Ancora Alternatives LLC, Investment Advisor and General Partner
Date:	4/15/2025

Ancora Impact Fund SPC Ltd. - Segregated Portfolio H

By:	/s/ Fredrick DiSanto
Fredrick DiSanto, Chair and CEO of Ancora Holdings Group, LLC, Sole Member of Ancora Alternatives LLC, Investment Advisor
Date:	4/15/2025

ANCORA FAMILY WEALTH ADVISORS, LLC

By:	/s/ Fredrick DiSanto
Fredrick DiSanto, Chair and CEO of Ancora Holdings Group, LLC, Sole Member of Inverness Holdings LLC, Sole Member
Date:	4/15/2025

Inverness Holdings LLC

By:	/s/ Fredrick DiSanto
Fredrick DiSanto, Chair and CEO of Ancora Holdings Group, LLC, Sole Member
Date:	4/15/2025

Ancora Holdings Group, LLC

By:	/s/ Fredrick DiSanto
Fredrick DiSanto, Chair and CEO
Date:	4/15/2025

DiSanto Frederick D.

By:	/s/ Fredrick DiSanto
Fredrick DiSanto
Date:	4/15/2025